EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) November 15, 2004
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                             Gilman + Ciocia, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     000-22996                11-2587324
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                               12603
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (845)485-5278
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On November 15, 2004 the Board of Directors of Gilman + Ciocia, Inc. (the "Company") appointed Carole Enisman, 45, to the position of Executive Vice President of Operations. Ms. Enisman is the spouse of Michael Ryan, the Company's Chief Executive Officer and a Director. Ms. Enisman will serve in the position until such time as she shall resign or be terminated by the Board of Directors. There is no arrangement or understanding between Ms. Enisman and any other person pursuant to which she was selected as an officer of the Company.

Ms. Enisman has served as Chief Operating Officer of Prime Capital Services, Inc. ("PCS"), a subsidiary of the Company, since 2001, and prior thereto as Executive Vice President of Operations of PCS. Ms. Enisman's spouse, Mr. Ryan, is a major shareholder of Prime Partners, Inc. of New York ("Prime Partners"), which is a lender to the Company, and Prime Income Partners, LP ("Prime Income"), which is the landlord for the Company's headquarters in Poughkeepsie, New York. Ms. Enisman has no direct interest in Prime Partners and Prime Income.


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November 16, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gilman + Ciocia, Inc.
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                                                     (Registrant)


Date November 16, 2004
     -------------------------          /s/ Christopher Kelly
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                                        Name:  Christopher Kelly
                                        Title: General Counsel


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